UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2022

AUBURN NATIONAL BANCORPORATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26486	63-0885779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Gay Street, P.O. Drawer 3110,Auburn, Alabama 36831-3110

(Addresses of Principal Executive Offices, including Zip Code)

(334) 821-9200

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	AUBN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 8, 2022, Auburn National Bancorporation, Inc. (the “Company”) and its wholly owned subsidiary, AuburnBank (the “Bank”), announced that Robert W. Dumas had determined to retire on December 31, 2022 as President and Chief Executive Officer of the Company and the Bank. Mr. Dumas will continue as Chairman and a director of the Company and the Bank, and will continue to serve on their respective Boards of Directors’ committees where he is a member as of November 8, 2022.

At the same time, the Company also announced its management succession. Mr. David A Hedges, the Company’s and the Bank’s Executive Vice President and Chief Financial Officer was elected President and Chief Executive Officer of the Company and the Bank to succeed Mr. Dumas effective January 1, 2023. Mr. Hedges also was elected a director of the Company and the Bank, effective on November 8, 2022, and was appointed to a number of their boards’ committees. W. James Walker IV, the Company’s and the Bank’s Senior Vice President and Chief Accounting Officer, was elected Senior Vice President and Chief Financial Officer (“CFO”) of the Company and the Bank to succeed Mr. Hedges as CFO and principal financial officer effective January 1, 2023. Mr. Walker will continue as the principal accounting officer.

The Company disclosed these changes in a Current Report in a Securities and Exchange Commission Form 8-K filed on November 8, 2022. The compensation for these three executive officers had not been determined at that time. This Report on Form 8-K/A amends the Company’s November 8, 2022 Form 8-K to disclose the annual salaries for these executive officers in light of their new roles, as approved on December 9, 2022 by the Company’s and the Bank’s Compensation Committees. Beginning January 1, 2023, Mr. Dumas’ annual salary will be $135,000, Mr. Hedges’ annual salary will be $300,000, and Mr. Walker’s annual salary will be $235,000.

Consistent with the Company’s and the Bank’s past practice, no other material compensation plans, arrangements or contracts were approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUBURN NATIONAL BANCORPORATION, INC.
(Registrant)

/s/ David A. Hedges
David A. Hedges
Executive Vice President and Chief Financial Officer

Date: December 15, 2022

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